Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2005

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 4251

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  191
	    Class C	      $  295
	    Class Y	      $  407

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $10853

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 2666
	    Class C	      $ 3818
	    Class Y	      $  756

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.24

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.05
	    Class Y	      $ 0.32

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 0.60

	2.  Distributions of capital gains (per share)
	    Class B	      $ 0.60
    	    Class C	      $ 0.60
	    Class Y	      $ 0.60

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            18394

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             4502
	    Class C             6742
	    Class Y		2010


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 24.29

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 21.44
	    Class C           $ 22.37
	    Class Y           $ 24.95


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  538

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  639
	    Class C	      $  128
	    Class Y	      $    5

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.15

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.12
    	    Class C	      $ 0.12
	    Class Y	      $ 0.17

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             3514

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        4592
	    Class C              973
	    Class Y		  21


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.50

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.49
	    Class C           $ 5.51
	    Class Y           $ 5.55


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $13275

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 1118
	    Class C	      $  191

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.026

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.026
    	    Class C	      $ 0.026

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      472061

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            35253
	    Class C             5907

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00


Series 4

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $26383

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 9365
	    Class C	      $ 4397
	    Class Y	      $  498

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 1.91

	2.  Distributions of capital gains (per share)
	    Class B	      $ 1.91
    	    Class C	      $ 1.91
	    Class Y	      $ 1.91

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14473

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 4946
	    Class C              2395
	    Class Y		  274


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 42.40

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 38.83
	    Class C           $ 39.46
	    Class Y           $ 43.10


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 4274

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 1068
	    Class C	      $  604
	    Class Y	      $  817

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $ 4941

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 1740
	    Class C	      $ 1206
	    Class Y	      $  817

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.62

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.37
    	    Class C	      $ 0.38
	    Class Y	      $ 0.69

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 0.64

	2.  Distributions of capital gains (per share)
	    Class B	      $ 0.64
    	    Class C	      $ 0.64
	    Class Y	      $ 0.64

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             8040

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        2721
	    Class C             1974
	    Class Y		1323

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 27.94

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.67
	    Class C           $ 28.06
	    Class Y           $ 28.05


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 7814

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 1291
	    Class C	      $ 1225
	    Class Y	      $ 1797

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $29108

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 7152
	    Class C	      $ 7518
	    Class Y	      $ 6148

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.83

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.53
    	    Class C	      $ 0.54
	    Class Y	      $ 0.99

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 3.42

	2.  Distributions of capital gains (per share)
	    Class B	      $ 3.42
    	    Class C	      $ 3.42
	    Class Y	      $ 3.42

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             9260

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             2173
	    Class C             2360
	    Class Y		1953

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 40.23

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 40.05
	    Class C           $ 40.35
	    Class Y           $ 40.53